Note 5 - Impairment charge	12 Months Ended
Dec. 31, 2020
Disclosure of impairment loss and reversal of impairment loss [abstract]
Note 5 - Impairment charge

5           Impairment charge

Tenaris’s main source of revenue is the sale of products and services to the oil and gas industry, and the level of such sales is sensitive to international oil and gas prices and their impact on drilling activities.

A decline during the first months of 2020 in oil prices and futures resulted in reductions in Tenaris customers` investments. Drilling activity and demand of products and services, particularly in North America, also declined. Selling prices of products in North America were also affected by low levels of consumption caused by the spread of COVID-19 pandemic. For more information on these effects, refer to note 39.

The Company conducts regular assessments of the carrying values of its assets. The value-in-use was used to determine the recoverable value. Value-in-use is calculated by discounting the estimated cash flows over a five year period (or higher if the period can be justified) based on forecasts approved by management. For the subsequent years beyond the five-year period, a terminal value is calculated based on perpetuity considering a nominal growth rate of 2% taking into account among others, mainly the historical inflation rate.

The main key assumptions used in estimating the value in use are discount rate, growth rate and competitive and economic factors applied to determine cash flow projections, such as oil and gas prices, average number of active oil and gas drilling rigs (rig count) and raw material costs.

For purposes of assessing key assumptions, to estimate discounted future cash flows, the Company uses external sources of information and management judgment based on past experience. Management has determined the value of each of the key assumptions as follows:

- Discount rate: based on the applicable weighted average cost of capital (“WACC”), which is considered to be a good indicator of capital cost, taking into account the industry, country and size of the business. For each CGU where assets are allocated, a specific WACC was determined taking into account the industry, country and size of the business. In 2020, the main discount rates used were in a range between 8.0% and 13.6%.

- Growth rate: considers mainly the inflation impact on prices and costs, the long-term average growth rate for the oil and gas industry, the higher demand to offset depletion of existing fields and the Company’s expected market penetration. In 2020, a nominal growth rate of 2% was considered.

- Oil and gas prices: based on industry analysts’ reports and management’s expectations of market development respectively.

- Rig count: based on information published by Baker Hughes and management’s expectations.

- Raw material costs: based on industry analysts’ reports and management’s expectations.

In March, 2020, as a result of the deterioration of business conditions and in light of the presence of impairment indicators for its assets in the United States, the Company decided to write down the goodwill and other long lived assets recording an impairment charge of approximately $622 million, impacting the carrying value of goodwill of the CGUs OCTG-USA, IPSCO and Coiled Tubing for $225 million, $357 million and $4 million respectively, and the carrying value of fixed assets of the CGU Rods-USA for $36 million. Out of the total amount, $582 million were allocated to the Tubes segment. No impairment charges were recorded for the years 2019 and 2018.

(all amounts in millions of U.S. dollars)	Assets before impairment	Impairment	Assets after impairment
OCTG - USA	544	225	319
IPSCO	1,169	357	812
Coiled Tubing	108	4	104
Rods - USA	73	36	37

The main factors that could result in additional impairment charges in future periods would be an increase in the discount rate or a decrease in growth rate used in the Company’s cash flow projections, a deterioration of the business, competitive and economic factors, such as a decrease in oil and gas prices, and the evolution of the rig count.

An increase of 100 Bps in the discount rate, a decline of 100 Bps in the growth rate or a decline of 5% in the cash flow projections, would have generated an additional impairment as showed in the below table.

(all amounts in millions of U.S. dollars)	+100Bps Discount rate	-100Bps Growth rate	-5% Cash flows
OCTG - USA	(60)	(43)	(16)
IPSCO	(117)	(77)	(41)
Coiled Tubing	(12)	(6)	(5)
Rods - USA	(5)	(3)	(2)